                              AMENDMENT NO.22 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (AGREEMENT)

                                    BETWEEN

                     METROPOLITAN LIFE INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                       EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of April 29, 2013, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 22 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 22 to be signed in duplicate counterparts as of the date first above written.


METROPOLITAN LIFE INSURANCE COMPANY

By:      /s/ Roberto Baron
         ---------------------------

Name:    Roberto Baron
         ---------------------------

Title:   Senior Vice President
         ---------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ Christopher Kremer
         ---------------------------

Name:    Christopher Kremer
         ---------------------------

Title:   Vice President and Actuary
         ---------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

     METROPOLITAN LIFE INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     Preference Plus Select Variable Annuity - All Share Classes
     Preference Premier - All Share Classes

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Fifth Year Step-up: Form ML-535 (07/01)
     Annual Step-Up: Form ML-550 (07/01)
     Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
     Enhanced Death Benefit: Form ML-640-1 (4/08)
     Enhanced Death Benefit II: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit III: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit Max: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit Max II: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit Max III: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit Max IV: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Enhanced Death Benefit Max V: Form ML-640-1 (4/08) & Endorsement ML-RMD
         (7/10)-E
     Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570
         (07/01)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form ML-560 (07/01)
     Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03)
     Guaranteed Minimum Income Benefit Plus I: Form ML-560-2 (05/05)
     Guaranteed Minimum Income Benefit Plus II: Form ML-560-4 (4/08)
     Guaranteed Minimum Income Benefit Plus II: Form ML-560-5-NY (7/08) Guaranteed Minimum Income Benefit Plus III: ML-560-4 (4/08) or ML-560-8-NY
         (11/10) or
     ML-560-6 (11/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY
         (7/10)-E

    Guaranteed Minimum Income Benefit Plus IV: Form ML-560-4 (4/08),
          ML-560-10-NY (9/11), ML-560-7 (9/11) & Endorsement ML-RMD (7/10)-E /
          Endorsement ML-RMD-NY (7/10)-E

    Guaranteed Minimum Income Benefit Max: Form ML-560-4 (4/08) or ML-560-9-NY (9/10) & Endorsement ML-RMD
          (7/10)-E / Endorsement ML-RMD-NY (7/10)-E

    Guaranteed Minimum Income Benefit Max II: Form ML-560-4 (4/08) ,
          ML-560-11-NY (9/11), ML-560-8 (9/11) or Endorsement ML-RMD (7/10)-E /
          Endorsement ML-RMD-NY (7/10)-E

    Guaranteed Minimum Income Benefit Max III: Form ML-560-4 (4/08) , ML-560-
          12-NY (12/11), ML-560-9 (12/11), ML-560-5 (9/10), or Endorsement
          ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E

    Guaranteed Minimum Income Benefit Max IV: Form ML-560-4 (4/08) , ML-560-13-
          NY (6/12), ML-560-11 (8/12), or Endorsement ML-RMD (7/10)-E /
          Endorsement ML-RMD-NY (7/10)-E

    Guaranteed Minimum Income Benefit Max V: Form ML-560-4 (4/08) , ML-560-14-NY
         (2/13), ML-560-12 (2/13), or Endorsement ML-RMD (7/10)-E / Endorsement
          ML-RMD-NY (7/10)-E

    Guaranteed Withdrawal Benefits Ceded:
    -------------------------------------

    Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
    Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
    Guaranteed Withdrawal Benefit v1: Form ML-690-5 (4/13) & ML-690-5 (4/13)-NY Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
    Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4
         (4/08) or
    ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

    Guaranteed Minimum Accumulation Benefits Ceded:
    -----------------------------------------------

    Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                    EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                          REINSURANCE PREMIUM
     GMDB PROGRAM                          PRODUCTS COVERED                 (BASIS POINTS)
---------------------------     -------------------------------------     -------------------
Fifth Year Step-up                          All Products                        10.00

Annual Step-up                       Plan Codes: 225010, 225011,                10.00
                                   225020, 225021, 225030, 225031,
                                      225050, 225110, and 225150

Annual Step-up                             Other Plan Codes                     20.00

Greater of Annual Step-              Plan Codes: 225010, 225011,                25.00
Up and 5% Rollup                   225020, 225021, 225030, 225031,
                                      225050, 225110, and 225150

Greater of Annual Step-                    Other Plan Codes                     35.00
Up and 5% Rollup

Enhanced Death Benefit             All Products sold before May 4,             65.00*
                                        2009, Issue Age 0-69

Enhanced Death Benefit           All Products sold on or after May 4,           75.00
                                        2009, Issue Age 0-69

Enhanced Death Benefit              All Products sold on or before             85.00*
                                  February 20, 2009, Issue Age 70-75

Enhanced Death Benefit           All Products sold after February 20,          90.00*
                                  2009 and before May 4, 2009, Issue
                                              Age 70-75

Enhanced Death Benefit           All Products sold on or after May 4,           95.00
                                        2009, Issue Age 70-75

Enhanced Death Benefit II           All Products, Issue Ages 0-69               60.00

Enhanced Death Benefit II          All Products, Issue Ages 70-75              115.00

Enhanced Death Benefit Max          All Products, Issue Ages 0-69               60.00

Enhanced Death Benefit Max         All Products, Issue Ages 70-75              115.00

Enhanced Death Benefit III         All Products, Issue Ages 0-69                60.00

Enhanced Death Benefit III         All Products, Issue Ages 70-75              115.00

Enhanced Death Benefit Max II      All Products, Issue Ages 0-69                60.00

Enhanced Death Benefit Max II      All Products, Issue Ages 70-75              115.00

Enhanced Death Benefit Max III     All Products, Issue Ages 0-69                60.00

Enhanced Death Benefit Max III     All Products, Issue Ages 70-75              115.00

                                                                        REINSURANCE PREMIUM
        GMDB PROGRAM                      PRODUCTS COVERED                 (BASIS POINTS)
------------------------------  -------------------------------------   -------------------
Enhanced Death Benefit              All Products, Issue Ages 0-69              60.00
Max IV

Enhanced Death Benefit             All Products, Issue Ages 70-75             115.00
Max IV

Enhanced Death Benefit              All Products, Issue Ages 0-69              60.00
Max V

Enhanced Death Benefit             All Products, Issue Ages 70-72             115.00
Max V

Earnings Preservation                       All Products                       25.00
Benefit

*Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                          REINSURANCE PREMIUM
    INCOME PROGRAM                      PRODUCTS COVERED                    (BASIS POINTS)
-----------------------   ----------------------------------------------  -------------------
GMIB                          All Products sold prior to May 1, 2003             35

GMIB & GMIB II                 Plan codes 225080, 225090, 2250A0,                45
                              2250A1, 2250B0, 2250B1, 2250C0, 2250C1,
                              2250D0, 2250D1, 2250E0, 2250E1, 2250L0,
                             2250L1, 225180, and 2251B0 sold after April
                              30, 2003 and before May 1, 2005 if GMDB
                              program is Annual Step or Max of Annual
                                          Step and Rollup

GMIB & GMIB II             All other Products sold after April 30, 2003          50
                            and before May 1, 2005 and for All Products
                                     sold after April 30,2005

GMIB Plus I: Forms ML-      All Products sold after April 30, 2005 and           75
560-2                         before February 26, 2007, for which the
                            contract's Income Base is not increased due
                                to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.

GMIB Plus I: Forms ML-       All Products sold after April 30, 2005 and          100
560-2                          before February 26, 2007, for which the
                            contract's Income Base is increased due to
                          an Annual Step-Up on a contract anniversary
                                occurring on July 1, 2012 or later.

GMIB Plus I Form ML-        All Products sold on or after February 26,           80
560-2 and GMIB Plus II      2007 and on or before February 20, 2009, for
                                which the contract's Income Base is

                                                                          REINSURANCE PREMIUM
     INCOME PROGRAM                     PRODUCTS COVERED                     (BASIS POINTS)
-----------------------  -----------------------------------------------  -------------------
Form ML-560-4                increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus I Form ML-        All Products sold on or after February 26,            120
560-2 and GMIB Plus II     2007 and before February 23, 2009, for which
Form ML-560-4              the contract's Income Base is increased due
                                to an Annual Step-Up on a contract
                         anniversary occurring on July 1, 2012 or later.

GMIB Plus II: Form ML-     All Products sold on or before February 20,            75
560-5-NY                  2009, for which the contract's Income Base is
                           not increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-     All Products sold on or before February 20,            115
560-5-NY                  2009, for which the contract's Income Base is
                         increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009, for          100
560-4                        which the contract's Income Base is not
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009 and           120
ML-560-4                   before May 4, 2009, for which the contract's
                            Income Base is increased due to an Annual
                           Step-Up on a contract anniversary occurring
                                    on July 1, 2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009, for          95
560-5                        which the contract's Income Base is not
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009 and           115
560-5                      before May 4, 2009, for which the contract's
                            Income Base is increased due to an Annual
                           Step-Up on a contract anniversary occurring
                                    on July 1, 2012 or later.

GMIB Plus III: Form                        All Products                           100
ML-560-4 or Form ML-
560-6 (11/10) & ML-
RMD (7/10)-E or
ML-560-9-NY (11/10)
and ML-RMD-NY
(7/10)-E

                                                             REINSURANCE PREMIUM
    INCOME PROGRAM                 PRODUCTS COVERED             (BASIS POINTS)
------------------------   --------------------------------- -------------------
GMIB Max:                            All Products                   100
Form ML-560-4 & ML-
RMD (7/10)-E or
ML-560-9-NY (9/10)
and ML-RMD-NY
(7/10)-E

GMIB Plus IV: Form                   All Products                   100
ML-560-4 (4/08) or ML-
560-7-(9/11) & ML-RMD
(7/10)-E or ML-560-10-
NY (9/11) & ML-RMD-
NY (7/10)-E

GMIB Max II:                         All Products                   100
Form ML-560-4 (4/08)
or ML-560-8-(9/11) &
ML-RMD (7/10)-E or
ML-560-11-NY (9/11) &
ML-RMD-NY (7/10)-E

GMIB Max III:                        All Products                   100
Form ML-560-4 (4/08)
or ML-560-9-(12/11) or
ML-560-5 (9/10) & ML-
RMD (7/10)-E or ML-
560-12-NY (12/11) &
ML-RMD-NY (7/10)-E

GMIB Max IV:                         All Products                   100
Form ML-560-4 (4/08)
or ML-560-11-(8/12) &
ML-RMD (7/10)-E or
ML-560-13-NY (6/12) &
ML-RMD-NY (7/10)-E

GMIB Max V:                          All Products                   100
Form ML-560-4 (4/08)
or ML-560-12-(2/13) &
ML-RMD (7/10)-E or
ML-560-14-NY (2/13) &
ML-RMD-NY (7/10)-E

C.   WITHDRAWAL PROGRAM

                                                                               REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                   PRODUCTS COVERED                         (BASIS POINTS)
-------------------------   -----------------------------------------------    -------------------
Guaranteed Withdrawal                    All Products sold before                     50.00
Benefit                                       July 16, 2007

Guaranteed Withdrawal          All Products sold on or after July 16, 2007            55.00
Benefit

Guaranteed Withdrawal                    Preference Premier Only                      90.00
Benefit v1

Lifetime GWB - Single           All Products, for which the contract's GWB            50.00
Life Version                  Benefit Base is not increased due to an Annual
                              Step-Up on a contract anniversary occurring on
                                          July 1, 2012 or later.

Lifetime GWB - Single           All Products, for which the contract's GWB            80.00
Life Version                    Benefit Base is increased due to an Annual
                              Step-Up on a contract anniversary occurring on
                                          July 1, 2012 or later.

Lifetime GWB - Joint Life       All Products, for which the contract's GWB            70.00
Version                       Benefit Base is not increased due to an Annual
                              Step-Up on a contract anniversary occurring on
                                          July 1, 2012 or later.

Lifetime GWB - Joint Life       All Products, for which the contract's GWB           105.00
Version                         Benefit Base is increased due to an Annual
                              Step-Up on a contract anniversary occurring on
                                          July 1, 2012 or later.

Lifetime GWB (2008             All Products sold on or before February 20,            65.00
Version) - Single Life       2009, for which the contract's GWB Benefit Base
Version                       is not increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1, 2012 or
                                                  later.

Lifetime GWB (2008             All Products sold on or before February 20,            95.00
Version) - Single Life       2009, for which the contract's GWB Benefit Base
Version                         is increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1, 2012 or
                                                  later.

Lifetime GWB (2008             All Products sold on or before February 20,            85.00
Version) - Joint Life        2009, for which the contract's GWB Benefit Base
Version                       is not increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1, 2012 or
                                                  later.

Lifetime GWB (2008             All Products sold on or before February 20,           120.00
Version) - Joint Life        2009, for which the contract's GWB Benefit Base
Version                         is increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1, 2012 or
                                                  later.

Lifetime GWB (2008              All Products sold after February 20, 2009            125.00
Version) - Single Life
Version

Lifetime GWB (2008              All Products sold after February 20, 2009            150.00
Version) - Joint Life
Version

D.     ACCUMULATION PROGRAM

                                                             REINSURANCE PREMIUM
 ACCUMULATION PROGRAM             PRODUCTS COVERED              (BASIS POINTS)
--------------------------  ------------------------------- --------------------
Guaranteed Accumulation     All Products                             75.00
Benefit